Exhibit 23.3



             CONSENT OF LERNER DAVID LITTENBERG KRUMHOLZ & MENTLIK


     We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 of EMCORE Corporation for the registration of its Common Stock.


                              Lerner David Littenberg Krumholz & Mentlik



Westfield, New Jersey
February 3, 1997
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